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                                                                     EXHIBIT 1-1

                           MCN ENERGY ENTERPRISES INC.

                           MEDIUM-TERM NOTES, SERIES C
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                ENTITLED TO THE BENEFIT OF A SUPPORT AGREEMENT BY
                              MCN ENERGY GROUP INC.

                             DISTRIBUTION AGREEMENT


                                                              September 22, 1999



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
North Tower, 10th Floor
World Financial Center
New York, New York 10281-1310

Banc One Capital Markets, Inc.
1 Bank One Plaza
Suite IL1-0595
Chicago, Illinois 60670

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

              MCN Energy Enterprises Inc., formerly MCN Investment Corporation, (the "Company"), a Michigan corporation and a wholly-owned subsidiary of MCN Energy Group Inc. ("MCN"), a Michigan corporation, confirms its agreement with Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc One Capital Markets, Inc. and Salomon Smith Barney Inc. (each, an "Agent" and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued from time to time by the Company under an Indenture dated as of September 1, 1995 (the "Indenture") between the Company and Bank One Trust Company, NA, as trustee (the "Trustee"). As of the date hereof, the Company has

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authorized the issuance and sale of up to $620,000,000 aggregate initial offering price of the Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof. The Notes will have the benefit of a Support Agreement dated as of September 1, 1995 (the "Support Agreement") between the Company and MCN.

              This Agreement provides for both the sale of the Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of the Notes.

              Section 1.  Solicitations as Agent; Purchases as Principal.

              (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that the Notes will be sold exclusively to or through the Agents. In addition, the Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The Company may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and (iii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes during each Offering Period (defined below) upon the terms and conditions set forth in the Prospectus Supplement (defined below) as then amended and supplemented. Each Agent may also purchase Notes from the Company as principal for purposes of resale, as more fully described in subsection (g) of this Section.

              (b) Solicitation Period. Following the Commencement Date (defined below), the Company shall notify each Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by such Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through such Agent


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shall have been suspended by the Company or such Agent as provided hereunder, being herein referred to as an "Offering Period").

              (c) Agent's Commission. The Company agrees to pay each Agent, as consideration for soliciting the sale of the Notes, a commission in the form of a discount, equal to the percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by an Agent as set forth on
Schedule I hereto.

              (d) Solicitation of Offers. Each Agent is authorized to solicit orders for the Notes only in denominations of $1,000 or any larger amount that is an integral multiple of $1,000, at a purchase price equal to 100% of their principal amount (unless otherwise specified in the applicable pricing supplement). Each Agent shall communicate to the Company, orally, each reasonable offer or indication of interest received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, without advising the Company, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes hereunder, each Agent is acting solely as agent for the Company, and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will an Agent be obligated to purchase any Notes for its own account. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (a) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (b) notwithstanding such default, pay to the Agents any commission to which they would be entitled in connection with such sale.

              (e) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) shall be agreed upon by the Company and the Agent and set forth in a pricing supplement to be prepared in connection with each sale of the Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by it in the Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may be amended only by written agreement from time to time of the Company and the Agents.

              (f) Delivery of Documents. The documents required to be delivered by Section 4 of this Agreement shall be delivered at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Agents, 125 West 55th Street, New York, N.Y. 10019-5389, on such date as may be mutually agreed to by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Commencement Date").

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              (g) Purchases as Principal. Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any of the Agents as principal for resale to others and such Agent agrees to purchase Notes as principal, it will enter into a Terms Agreement (defined below) relating to such sale in accordance with the provisions of this Section 1(g). Each sale of Notes to any of the Agents as principal shall be made in accordance with the terms of this Agreement and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such supplemental agreement, whether oral (and confirmed in writing by such Agent to the Company, which may be by facsimile transmission) or in writing is herein referred to as a "Terms Agreement". Each such Terms Agreement, whether oral or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit B hereto. Each Agent's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by any of the Agents pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the date, time and place of delivery of the Notes and payment therefor (the "Purchase Date"), the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company, and the comfort letter from Deloitte & Touche LLP, pursuant to Section 4. Such Terms Agreement shall also specify the period of time referred to in Section 3(k).

              Delivery of the certificates for Notes sold to any of the Agents pursuant to any Terms Agreement shall be made as agreed to between the Company and such Agent as set forth in the Terms Agreement, no later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Terms Agreement.

              Unless otherwise indicated in the applicable pricing supplement, any Note sold to an Agent as principal shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in
Schedule I hereto, and may be resold by such Agent to investors and other purchasers from time to time in one or more transactions at varying prices determined at the time of sale, or at a fixed public offering price, if so agreed. In addition, such Agent may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by it as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers or dealers.

              (h) Other Activities of Agents. The Company acknowledges that nothing in this Agreement shall prohibit any Agent from (i) acting as broker for the sale of Notes by customers other than the Company, (ii) soliciting the sale of Notes through the Agent as broker for the seller, soliciting the sale of Notes to the Agent as principal and soliciting offers to buy Notes, (iii) purchasing Notes, and (iv) offering and selling as principal for its own account Notes which the Agent has purchased.


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              (i) Reliance. The Company and each Agent agree that any Notes purchased by the Agents shall be purchased, and any Notes the placement of which an Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

              2. Representations and Warranties of the Company and MCN. Each of the Company and MCN jointly and severally represents and warrants to, and agrees with, each of the Agents that:

              (a) Each of the Company and MCN have filed with the Securities and Exchange Commission (the "Commission"), as co-registrants, a registration statement on Form S-3 (File No. 333-47137) for the registration under the Securities Act of 1933, as amended (the "Act") of the Company's debt securities, including the Notes, and the obligations pursuant to the Support Agreement which registration statement was declared effective on March 18, 1998. The Company may from time to time file with the Commission additional registration statements for the registration of additional amounts of debt securities. At the time of the offer and sale of any Note pursuant to this Agreement, such Note shall be properly registered on Form S-3 pursuant to an effective registration statement under the Act. Each registration statement under which Notes are offered or sold pursuant to this Agreement at the date hereof and at the date of such offer and sale meets and will meet the requirements set forth in Rule 415(a)(1)(x) under the Act and complies and will comply in all other material respects with said Rule. "Registration Statement" shall mean, as of any date, each effective registration statement relating to debt securities pursuant to which Notes are or may then be offered or sold, including incorporated documents, exhibits and financial statements, as amended at such date. "Prospectus" shall mean the form of prospectus relating to debt securities contained in the Registration Statement. The term "Preliminary Prospectus" as used herein means a prospectus filed as part of any post-effective amendment to the Registration Statement prior to the effective date of such post-effective amendment, as contemplated in Rule 430 under the Act. The Company has included and will include in each such Registration Statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of Prospectus included in each such Registration Statement relating to the Notes and prior to any such filing will advise each Agent of all further information (financial and other) with respect to the Company to be set forth therein. The Prospectus so supplemented from time to time is hereinafter called the "Prospectus Supplement". Any reference herein to the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Prospectus Supplement, as amended and supplemented, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, or the issue date of such Preliminary Prospectus, the Prospectus, or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Prospectus Supplement shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any Preliminary Prospectus, the Prospectus, or the Prospectus


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Supplement, as the case may be, deemed to be incorporated therein by reference and (ii) with respect to the Registration Statement, the filing of any additional registration statement relating to debt securities if Notes are to be offered or sold under such additional registration statement.

              (b) When the Registration Statement became effective, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus (other than a supplement specifying the terms of the debt securities other than the Notes) or the Prospectus Supplement is filed with the Commission pursuant to Rule 424(b) under the Act, on each day during an Offering Period, and at the time of each delivery of Notes to (i) any purchaser or his Agent whose offer to purchase such Notes was delivered to the Company during an Offering Period and (ii) any Agent purchasing such Notes as principal pursuant to a Terms Agreement (each such time referenced above being referred to herein as a "Representation Date"):

              (i) No stop order suspending the effectiveness of the Registration Statement or any Rule 464(b) Registration Statement has been issued under the Act and no proceeding for that purpose has been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

              (ii) Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K, and any amendments thereto, with the Commission) became effective and as of the date hereof, the Registration Statement, any Rule 462 Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the Act and rules and regulations thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus Supplement nor any amendments or supplements thereto, at the time that the Prospectus Supplement or any such amendment or supplement was issued and at the Representation Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company and MCN elect to rely upon Rule 434 of the 1933 Act Regulations, the Company and MCN will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus Supplement made in reliance upon and in conformity with information furnished to the Company in writing by any Agent expressly for use in the Registration Statement or the Prospectus Supplement.

              Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424



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under the Act, complied when so filed in all material respects with the 1933
Act Regulations and each preliminary prospectus and the Prospectus Supplement delivered to the Agents for use in connection with the offering of the Notes will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

              (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus Supplement, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations of Commission thereunder (the "Exchange Act Regulations"), and, when read together with the other information in the Prospectus Supplement, at the time the Registration Statement became effective, at the time the Prospectus Supplement was issued and on the Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

              (iv) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus Supplement are independent public accountants as required by the Act and the 1933 Act Regulations.

              (v) The financial statements of MCN included or incorporated by reference in the Registration Statement and the Prospectus Supplement, together with the related schedules and notes, present fairly the financial position of MCN and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity and cash flows of MCN and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus Supplement present fairly in accordance with GAAP the information required to be stated therein. The ratio of earnings to fixed charges included in the Prospectus Supplement has been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The selected financial information and the summary financial data included in the Prospectus Supplement present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

              (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus Supplement, and except as otherwise stated therein, (A) there has been no material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries, considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or MCN or any of their respective subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company or MCN and their respective


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subsidiaries, considered as one enterprise, (C) except for regular quarterly dividends on the common stock of MCN in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company or MCN on any class of its capital stock.

              (vii) Each of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus Supplement and to enter into and perform its obligations under, or as contemplated under, this Agreement. Each of the Company and MCN is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect.

              (viii) Each subsidiary of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus Supplement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus Supplement, all of the issued and outstanding shares of capital stock of each subsidiary of the Company and MCN have been duly authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company or MCN, as the case may be, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of the subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company, MCN or any subsidiary is a party, or otherwise.

              (ix) The shares of issued and outstanding capital stock of the Company and MCN have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company or MCN was issued in violation of the preemptive or other similar rights arising by operation of law, under the charter or by-laws of the Company or MCN, as the case may be, under any agreement to which the Company, MCN or any of its subsidiaries is a party or otherwise.

              (x) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and MCN and, upon execution and delivery by the Agents, will constitute a valid and legally binding obligation of the Company and MCN enforceable against the Company and MCN in accordance with its terms.


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
              (xi) The Notes have been duly authorized for issuance and sale pursuant to this Agreement and duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"). The Notes will be in the form contemplated by, and entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus Supplement and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement. The Notes will be entitled to the benefit of the Support Agreement.

              (xii) The Indenture has been duly and validly authorized, executed and delivered by the Company and qualified under the 1939 Act and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture conforms in all material respects to the description thereof contained in the Prospectus Supplement and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

              (xiii) The Support Agreement has been duly and validly authorized, executed and delivered by each of the Company and MCN, and constitutes a valid and legally binding instrument, enforceable against the Company and MCN in accordance with its terms except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions; the Support Agreement conforms in all material respects to the description thereof contained in the Prospectus Supplement.

              (xiv) None of the Company, MCN or any of their respective subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, note, lease, loan or credit agreement or any other agreement or instrument to which the Company, MCN or any of their respective subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or MCN or any of their respective subsidiaries is subject, or in violation of any applicable law, rule or regulation or any judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or MCN or any of their respective subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

              (xv) The execution, delivery and performance by the Company and MCN of this Agreement, the Support Agreement, the Calculation Agent Agreement, to be dated as of the Commencement Date, between the Company and Bank One Trust Company, N.A., as calculation agent, (the "Calculation Agent Agreement"); the execution, delivery and performance by the Company of the Indenture and the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions



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
contemplated hereby or thereby; and the consummation of the transactions contemplated herein and therein and in the Registration Statement and the Prospectus Supplement (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Prospectus Supplement under the caption "Use of Proceeds"); and compliance by the Company and MCN with their obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or MCN or any of their respective subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or MCN or any of their respective subsidiaries is a party or by which any of them may be bound, or to which any property or assets of the Company or MCN or any subsidiary thereof is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or MCN or any of their respective subsidiaries or any applicable law, statute, rule or regulation, judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or MCN or any of their respective subsidiaries or any of their respective property, assets or operations.

              (xvi) On the Commencement Date, the Calculation Agent Agreement will have been validly authorized, executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

              (xvii) No labor dispute with the employees of the Company or MCN or any of their respective subsidiaries exists or, to the knowledge of the Company or MCN, is imminent, and neither the Company nor MCN is aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiary's principal suppliers, manufacturers, customers or contractors which, in either case, may reasonably be expected to result in a Material Adverse Effect.

              (xviii) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or MCN, threatened against or affecting the Company or MCN or any of their respective subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus Supplement (other than as disclosed therein), or which might reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or which might be reasonably expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated by this Agreement, the Support Agreement or the Calculation Agent Agreement or the performance by the Company and MCN of their respective obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company, MCN or any subsidiary thereof is a party or of which any of their respective properties or operations is the subject which are not described in the Registration Statement and the Prospectus Supplement, including ordinary



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
routine litigation incidental to the business, could not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

              (xix) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required.

              (xx) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company and MCN of their obligations hereunder, in connection with the offering, issuance or sale of the Notes under this Agreement or the consummation of the transactions contemplated by this Agreement, the Support Agreement, the Indenture and the Calculation Agent Agreement, except such as have been already obtained or as may be required under the Act or the 1933 Act Regulations or foreign or state securities or blue sky laws.

              (xxi) Each of the Company, MCN and their respective subsidiaries has good and marketable title to all real property owned by each of them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus Supplement or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and MCN or any of their respective subsidiaries; and all of the leases and subleases material to the business of the Company, MCN and their respective subsidiaries, as the case may be, considered as one enterprise, and under which the Company or MCN or any of their respective subsidiaries holds properties are in full force and effect, and none of the Company, MCN or any of their respective subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or MCN or any of their respective subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or MCN or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease; the pipeline, distribution main and underground gas storage easements enjoyed by the Company or MCN or their respective subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company, MCN and their respective subsidiaries.

              (xxii) The Company, MCN and their respective subsidiaries possess all licenses, franchises, permits, certificates, approvals, consents, orders and other authorizations (collectively, the "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary for the ownership or lease of the material properties owned or leased by each of them and to conduct the business now operated by each of them; the Company, MCN and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and none of the Company, MCN or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

              (xxiii) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, MCN or any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, the "Environmental Laws"), (B) the Company, MCN and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, or
(C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, MCN or any of their respective subsidiaries.

              (xxiv) Immediately after the sale of the Notes by the Company hereunder, the aggregate amount of the Notes which shall have been issued and sold by the Company hereunder and of any debt securities of the Company (other than the Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

              (xxv) MCN's obligations under the Support Agreement will rank prior to the equity securities and subordinated indebtedness of MCN and equal with all other unsecured and unsubordinated indebtedness of MCN, whether now or hereafter outstanding.

              (xxvi) Neither the Company nor MCN is, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus Supplement, will be, an "investment company" or an entity under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act").

              (xxvii) MCN is presently exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9 thereof) which would otherwise require it to register thereunder.

              (xxviii) The Company and MCN have complied with, and are and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

              (xxix) None of the Company, MCN, their respective subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

              (xxx) No "forward looking statement" (as defined in Rule 175 under the Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus Supplement was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

              (c) Any certificate signed by any director or officer of the Company or MCN and delivered to any Agent or to counsel for the Agents in connection with an offering of Notes through such Agent as agent, or the sale of Notes to such Agent as principal shall be deemed a representation and warranty by the Company or MCN, as the case may be, to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

              3. Covenants of the Company and MCN. Each of the Company and MCN agrees with each Agent that:

              (a) The Company or MCN will give each Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement, any amendment or supplement to the Prospectus which would create a Prospectus Supplement, or any amendment or supplement to the Prospectus Supplement (other than an amendment or supplement providing solely for a change in the interest rate of the Notes and other than a pricing supplement except with respect to the Agent which made or presented the offer to purchase the applicable Note), whether by filing of documents pursuant to the Act, the Exchange Act or otherwise, and will furnish each Agent with copies thereof for its review a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such proposed amendment or supplement or other documents in a form to which any Agent or counsel for the Agents shall reasonably object. Subject to the foregoing sentence, the Company and MCN will promptly cause the Prospectus together with each supplement thereto which would create a Prospectus Supplement, and each Prospectus Supplement together with each supplement thereto, to be filed with the Commission pursuant to Rule 424(b) under the Act.

              (b) The Company and MCN will promptly advise the Agents (i) when any amendment to the Registration Statement shall have become effective, (ii) of the filing of any amendment or supplement to the Prospectus which creates a Prospectus Supplement, including the filing of documents incorporated therein by reference, (iii) of the filing of any amendment or supplement to the Prospectus Supplement, including the filing of documents incorporated therein by reference, (iv) of any request by the Commission for any amendment of the Registration Statement or amendment or supplement to the Prospectus which would create a Prospectus Supplement, or any amendment of or supplement to the Prospectus Supplement, or for any additional information or any comments with respect thereto, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for such purpose and (vi) of the receipt by the Company or MCN of any notification with respect to the suspension of the qualification of the Notes for sale in any state or jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and MCN will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will inform you promptly, upon your request, of the aggregate offering price or purchase price of debt securities registered under the Registration Statement that remain unissued, and will promptly advise you to suspend solicitations of orders to purchase Notes at any time when all securities registered under the Registration Statement have been issued.

              (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Registration Statement or the Prospectus Supplement as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus Supplement to comply with the Act or the Exchange Act or the rules and regulations of the Commission thereunder, the Company or MCN will immediately notify each Agent, such notice to be confirmed in writing, and, if so notified by the Company or MCN, each Agent shall forthwith suspend solicitation of offers to purchase Notes in the Agents' capacities as agent and cease sales of any Notes any Agent may then own as principal; the Company and MCN promptly will prepare and file with the Commission, subject to subsections (a) and (b) of this
Section 3, an amendment or supplement to the Registration Statement or Prospectus Supplement which will correct such statement or omission or an amendment which will effect such compliance and will supply such amended or supplemented Prospectus Supplement to each Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each Agent pursuant to Section 3(i) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to each Agent, each Agent will, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, resume its obligations to solicit offers to purchase Notes hereunder.

              (d) MCN will make generally available to its security holders and deliver to each of the Agents as soon as practicable, but not later than 15 months after the end of a fiscal quarter of MCN during which any Notes are sold through or purchased by any of the Agents, a consolidated earnings statement (which need not be audited) of MCN and its subsidiaries for the 12-month period within such 15 months, which earnings statements shall satisfy the provisions of
Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158 under the Act).

              (e) The Company and MCN will deliver to (i) each Agent and counsel for the Agents as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Agents may reasonably request and (ii) as many copies of the Prospectus Supplement (as amended or supplemented) as the Agents may reasonably request so long as the Agents are required to deliver a Prospectus Supplement in connection with sales or solicitations of offers to purchase the Notes.

              (f) The Company and MCN will prepare, with respect to any Notes to be sold through or to the Agent pursuant to this Agreement, a pricing supplement with respect to such Notes in a form previously approved by the Agent and will file such pricing supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such pricing supplement is first used or such earlier time as such pricing supplement may be required to be filed with the Commission.

              (g) The Company and MCN will use their best efforts to arrange for the qualification of the Notes for sale under the laws of such jurisdictions as the Agents may designate (provided, however, that neither the Company nor MCN shall be obligated to qualify as a foreign corporation in, or to execute or file any general consent to service of process under the laws of any jurisdiction), will maintain such qualifications in effect so long as required for the distribution of the Notes and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

              (h) In the event that the Company exercises its right to sell Notes directly on its own behalf, such sales shall be made in compliance with Federal and state securities laws, including those relating to broker-dealer and salesperson registration.

              (i) The Company and MCN shall furnish to each Agent such documents, certificates of officers of the Company or MCN, and opinions of counsel for the Company or MCN, relating to the business, operations and affairs of the Company or MCN, the Registration Statement and the Prospectus Supplement, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Support Agreement, the Procedures and the performance by the Company, MCN and the Agents of their respective obligations hereunder and thereunder as any of the Agents may from time to time prior to the termination of this Agreement reasonably request.

              (j) The Company and MCN, during the period when the Prospectus Supplement is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

              (k) During the period, if any, specified in the Terms Agreement, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company, other than the Notes, without the prior written consent of the Agents.

              (l) On or prior to the date on which there shall be released to the general public interim financial statement information related to MCN with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company and MCN shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus Supplement to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the Act or the Exchange Act and the rules and regulations of the Commission thereunder.

              (m) On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of MCN for the preceding fiscal year, the Company and MCN shall cause the Registration Statement and the Prospectus Supplement to be amended, whether by the filing of documents pursuant to the Exchange Act, the Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Act or the Exchange Act and the rules and regulations of the Commission thereunder.

              (n) The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus Supplement under the caption "Use of Proceeds".

              4 Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes as agent of the Company and to purchase Notes as principal shall be subject to the accuracy of the representations and warranties on the part of the Company and MCN contained herein and to the accuracy of the statements of the Company and MCN made in any certificates pursuant to the provisions hereof, to the performance by the Company and MCN of their respective obligations hereunder and to the following additional conditions precedent:

              (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before or, threatened by the Commission.

              (b) Each Agent shall have received the opinion of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary for MCN, and Senior Vice President, General Counsel and Secretary of the Company, dated the Commencement Date, in form and substance satisfactory to the Agents and their counsel, to the effect that:

              (i) Each of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan.

              (ii) Each of the Company and MCN has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus Supplement and to enter into and perform its obligations under this Agreement.

              (iii) Each of the Company and MCN is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

              (iv) The shares of issued and outstanding capital stock of the Company and MCN have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock were issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company, MCN or any subsidiary is a party, or otherwise.

              (v) The Notes are in the form contemplated by the Indenture, have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided for in the Indenture and delivered by the Company against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions. Each holder of the Notes will be entitled to the benefits provided by the Support Agreement and the Indenture; the form of certificate used to evidence the Notes is in due and proper form and complies with the requirements of the Indenture; and the Notes, the Indenture and the Support Agreement conform in all material respects to the descriptions thereof contained in the Prospectus Supplement.

              (vi) Each subsidiary of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus Supplement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement and the Prospectus Supplement, all of the issued and outstanding capital stock of each such subsidiary of the Company and MCN has been duly authorized and validly issued, is fully paid and non-assessable and all such shares are owned by the Company or MCN, as the case may be, directly or through its subsidiaries and, to the best of such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any subsidiary of the Company or MCN was issued in violation of preemptive or other similar rights of any securityholder of such subsidiary.

              (vii) The Agreement has been duly authorized, executed and delivered by the Company.

              (viii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Act; any required filing of the Prospectus Supplement pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission.

              (ix) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus Supplement, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus Supplement, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the 1933 Act Regulations; the Indenture and the Statements of Eligibility on Form T-1 with respect to the Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

              (x) The documents incorporated by reference in the Prospectus Supplement (other than the financial statements and supporting schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

              (xi) The 1933 Act Regulations relating to use of Form S-3 by the Company and MCN will not adversely affect the offering of the Notes.

              (xii) The Indenture has been duly and validly authorized, executed and delivered by the Company and qualified under the 1939 Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

              (xiii) The Support Agreement has been duly and validly authorized, executed and delivered by each of the Company and MCN, and constitutes a valid and legally binding instrument, enforceable against the Company and MCN in accordance with its terms except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

              (xiv) On the Commencement Date, the Calculation Agent Agreement will have been validly authorized, executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

              (xv) All taxes and fees required to be paid by the laws of the State of Michigan and jurisdictional subdivisions thereof with respect to the execution of the Indenture and the issuance of the Notes have been paid.

              (xvi) The execution, delivery and performance by the Company and MCN of this Agreement, the Support Agreement and the Calculation Agent Agreement; the execution, delivery and performance by the Company of the Indenture and the Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby; the consummation of the transactions contemplated herein and therein and in the Registration Statement and Prospectus Supplement (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Prospectus Supplement under the caption "Use of Proceeds"); and compliance by the Company and MCN with their obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or MCN or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Company or MCN or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties, assets or operations of the Company or MCN or any of their respective subsidiaries is subject, except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or MCN or any subsidiary thereof, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or MCN or any of their respective subsidiaries or any of their respective properties, assets or operations.

              (xvii) To the best of such counsel's knowledge, there is not any action, suit, proceeding, inquiry or investigation pending or threatened before or by any court or governmental agency or body, domestic or foreign, pending or threatened, against or affecting the Company or MCN or any subsidiary thereof which is required to be disclosed in the Registration Statement and the Prospectus Supplement (other than as disclosed therein), or which might reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated in this Agreement, the Support Agreement or the Calculation Agent Agreement, or the performance by the Company and MCN of their obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or MCN or any of their respective subsidiaries is a party or to which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus Supplement, including ordinary routine litigation incidental to the business of the Company or MCN or any of their respective subsidiaries, could not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

              (xviii) The information in the Prospectus Supplement under the captions "MCN Energy Enterprises Inc.," "MCN Energy Group Inc.," "Description of the Notes," "Use of Proceeds," and "Support Agreement" and in the Registration Statement under Item 14, to the extent that they involve matters of law, summaries of legal matters, the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

              (xix) To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Prospectus Supplement that are not described as required.

         (xx) To the best of such counsel's knowledge and information, none of the Company, MCN or any subsidiary thereof is in violation of its charter or by-laws and no default by the Company or MCN or any subsidiary thereof exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease, or other agreement or instrument to which the Company or MCN or any of their respective subsidiaries is a party or by which it or any of them or any of their respective properties or assets are bound, except for violations and defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

         (xxi) All descriptions in the Prospectus Supplement of contracts and other documents to which the Company or MCN or their respective subsidiaries are a party are accurate in all material respects. To the best of such counsel's knowledge and information, there are no franchises, contracts, indentures, mortgages, loan or credit agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or incorporated by reference as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (xxii) All legally required proceedings in connection with the authorization, issuance and validity of the Notes and the sale of the Notes in accordance with this Agreement (other than the filing of post-issuance reports, the non-filing of which would not render the Notes invalid) have been taken; and no filing with, authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement, the Support Agreement or for the offering, issuance and sale of the Notes or the performance by the Company or MCN of their respective obligations in this Agreement, the Support Agreement, the Indenture, the Calculation Agent Agreement and the Notes.

         (xxiii) The Company, MCN and their respective subsidiaries possess all licenses, franchises, permits, certificates, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business carried on by each of them as described in the Registration Statement and the Prospectus Supplement with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company or MCN and their respective subsidiaries, considered as one enterprise; all such licenses, franchises, permits, certificates, authorizations, approvals, consents and orders are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company or MCN and their respective subsidiaries, considered as one enterprise and, except as otherwise set forth in the Registration Statement or the Prospectus Supplement, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

              (xxiv) Each of the Company, MCN and their respective subsidiaries has good and marketable title to all material real and personal property owned by each of them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus Supplement or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, MCN or any of their respective subsidiaries; and any real property and buildings held under lease by the Company, MCN and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, MCN and their respective subsidiaries.

              (xxv) Neither the Company nor MCN is an "investment company" or an entity under the "control" of an "investment company" as such terms are defined in the 1940 Act.

              (xxvi) MCN is presently exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9 thereof) which would otherwise require it to register thereunder.

              (c) Each Agent shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Agents, an opinion, dated the Commencement Date, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus Supplement and other related matters as any of the Agents may reasonably require, and the Company and MCN shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (d) In giving their opinions required by subsections (b) and (c), respectively, of this Section, Daniel L. Schiffer, Esq. and LeBoeuf, Lamb, Greene & MacRae, L.L.P. shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement, including any Rule 430A Information and Rule 424 Information (if applicable) (other than the financial statements and the notes thereto, related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Commencement Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus Supplement or any amendment or supplement thereto (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the Commencement Date, or if such opinion is being delivered in connection with the purchase of Notes by the Agent as principal pursuant to Section 1(g) hereof at the date of any Terms Agreement and at the Purchase Date with respect thereto, as the case may be, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to matters of Michigan law upon the opinion of Daniel L. Schiffer, Esq. which opinion shall be in form and substance satisfactory to counsel for the Agents.

              (e) At the Commencement Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus Supplement, as amended and supplemented, or since the date of any agreement by any Agent to purchase Notes as principal, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Company and MCN shall have each furnished to you a certificate of its Chairman of the Board, President or a Vice President, and by its chief financial or accounting officer, dated the Commencement Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Commencement Date, (iii) the Company and MCN, respectively, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Commencement Date and
(iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to his or her knowledge, threatened by the Commission.

              (f) At the Commencement Date, each Agent shall have received from Deloitte & Touche LLP a letter dated the Commencement Date in form and substance satisfactory to each Agent, to the effect set forth below and as to such other matters as the Agents may reasonably request, that:

              (i) They are independent certified public accountants with respect to MCN and its subsidiaries within the meaning of the Act and the 1933 Act Regulations;

              (ii) In their opinion, the consolidated financial statements and any financial statement schedules audited by them and included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, comply as to form in all material respects with the applicable accounting requirements of the Act and the 1933 Act Regulations and the Exchange Act and the Exchange Act Regulations;

              (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, including a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated financial statements included in MCN's Quarterly Reports on Form 10-Q, and any amendments thereto, incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, for the periods specified in such letter, a reading of the latest available unaudited interim consolidated financial statements of MCN and its subsidiaries, a reading of the minutes of MCN and its subsidiaries since the audited consolidated financial statements set forth in MCN's Annual Report on Form 10-K, and any amendments thereto, for the most recent year, inquiries of officials of MCN and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                        (A) the unaudited condensed consolidated financial
                   statements set forth in MCN's Quarterly Reports on Form 10-Q, and any amendments thereto, incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the Exchange Act Regulations as they apply to Form 10-Q, and any amendments thereto, or any material modifications should be made for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements set forth in MCN's Annual Report on Form 10-K, and any amendments thereto, for the most recent year ended incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                        (B) any other unaudited income statement data and
                   balance sheet items included in the Prospectus, as amended or supplemented, do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived;

                        (C) any unaudited pro forma consolidated condensed
                   financial statements or any unaudited pro forma consolidating financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the 1933 Act Regulations and the Exchange Act and the Exchange Act Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                        (D) as of a specified date not more than five days prior
                   to the date of this Agreement, there has been any decrease or increase in the common stock (except for any increases in connection with any employee benefit, dividend reinvestment or stock purchase plan of MCN) or any increase or decrease in redeemable cumulative preferred securities or long-term debt including capital lease obligations and current maturities (except for sinking fund and installment requirements under their long-term debt agreements, terms of the preferred securities of subsidiaries and purchases in the open market in anticipation thereof) or any increase in short-term debt, or any decrease in consolidated common shareholders' equity of MCN and its consolidated subsidiaries (other than periodic dividends declared to shareholders and any decreases pursuant to the terms of the preferred redeemable increased dividend equity securities of MCN), in each case as compared with the corresponding amounts shown in the latest consolidated statement of financial position of MCN and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in each case for increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                        (E) for the period from the date of the latest
                   consolidated financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, to the end of the latest period for which unaudited condensed consolidated financial statements or financial information are available there were any decreases in consolidated operating revenues, operating income, net income or earnings available for Common Stock of MCN and its consolidated subsidiaries, or any increases in any items specified by the Representatives, in each case as compared with the corresponding period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus, as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                        (F) the unaudited condensed consolidated financial
                   statements referred to in Clause (E) are not stated on a basis substantially consistent with the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented.

              (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of MCN for the five most recent fiscal years included in the Prospectus, as amended or supplemented, and included or incorporated by reference in MCN's Annual Report on Form 10-K, and any amendments thereto, for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in MCN's Annual Reports on Form 10-K, and any amendments thereto, for such fiscal years;

              (v) In addition to the limited procedures, reading of minutes, inquiries and other procedures referred to in clause (iii) and (iv) above, they have carried out certain other specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting and financial records of MCN and its subsidiaries, which appear in the Prospectus, as amended or supplemented, and the Registration Statement, in MCN's Annual Report on Form 10-K, and any amendments thereto, for the latest year ended and in MCN's Quarterly Reports on Form 10-Q, and any amendments thereto, since the latest Annual Report on Form 10-K, and any amendments thereto, and which are specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting and financial records of MCN and its subsidiaries and have found them to be in agreement; and

              (vi) If applicable and agreed to by the parties to this Agreement, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the selected financial data, pro forma financial information, prospective financial statements, consolidating financial statements and/or condensed financial statements derived from audited financial statements of MCN for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives.

              (g) Subsequent to the date of this Agreement (1) no downgrading shall have occurred in the rating accorded the debt securities of the Company or MCN by any "nationally recognized securities rating organization" as that term is defined by the Commission for the purposes of Rule 436(g) of Regulation C, or
(2) no review of the rating assigned to any debt securities of the Company or MCN with a view to possible downgrading or with negative implications for the Company or MCN, as the case may be, shall have been announced.

              (h) The Company and MCN shall have furnished to the Agents and counsel for the Agents, such further information, certificates and documents as the Agents may reasonably request from time to time; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and counsel for the Agents.

              If any of the conditions specified in this Section 4 shall not have been fulfilled when and as provided in this Agreement (or, at the option of the Agent, any applicable Terms Agreement by the Agent to purchase Notes as principal), or if any of the opinions or certificates mentioned above or elsewhere in this Agreement (or any applicable Terms Agreement) shall not be in all material respects reasonably satisfactory in form and substance to an Agent and its counsel, this Agreement (or any applicable Terms Agreement) with respect to such Agent, and all obligations of such Agent hereunder or thereunder, as the case may be, may be terminated by such Agent by notice to the Company and MCN at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 3(d) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections

8 and 9 hereof, the provisions concerning the representations and indemnities to survive set forth in Section 12 hereof, the provisions relating to governing law set forth in Section 16 and the provisions relating to successors set forth in Section 14 hereof shall remain in full force and effect.

              5 Delivery of and Payment for Notes Sold through the Agents. Delivery of Notes sold through the Agent as agent shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the Company will reimburse the Agent for its loss of the use of the funds for the period such funds were credited to the Company's account.

              6 Additional Covenants of the Company and MCN. Each of the Company and MCN covenants and agrees with each Agent that:

              (a) Each acceptance by it of an offer for the purchase of Notes (whether to the Agent as principal or through the Agent as agent), and each delivery of Notes to the Agent (whether to the Agent as principal or through the Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company and MCN contained in this Agreement and in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus Supplement as amended and supplemented to each such time).

              (b) Each time that (i) the Registration Statement or the Prospectus Supplement is amended (which for the purposes of this Section 6 shall include the filing by the Company or MCN of materials incorporated by reference in the Registration Statement or the Prospectus Supplement) or supplemented (other than by an amendment or supplement relating to any offering of securities other than the Notes or providing solely for the terms of any Notes or for a change deemed immaterial in the reasonable opinion of the Agents), (ii) the Prospectus is supplemented to create a Prospectus Supplement, (iii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company and MCN will each deliver or cause to be delivered forthwith to each Agent a certificate signed by its Chairman of the Board, President or a Vice President, and by its chief financial or accounting officer, dated the date of the effectiveness of such amendment, the date of filing of such supplement or materials, or the date of such sale, as the case may be, in form and substance satisfactory to each Agent, to the effect that the statements contained in the certificate referred to in Section 4(e) that was last furnished to each

Agent (either pursuant to Section 4(e) or pursuant to this Section 6(b)) are true and correct at the time of the effectiveness of such amendment (which for the purposes of this Agreement in the case of the filing of materials incorporated by reference shall be the date of the filing of such materials), the filing of such supplement or the date of sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus or the Prospectus Supplement (as the case may be), as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(e) but modified, as necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus or the Prospectus Supplement (as the case may be), as amended and supplemented at the date of delivery of such certificate.

              (c) Each time that (i) the Registration Statement or the Prospectus Supplement is amended or supplemented (which for the purposes of this Section 6 shall include the filing by the Company or MCN of materials incorporated by reference in the Registration Statement or the Prospectus Supplement) or supplemented (other than by an amendment or supplement relating to any offering of securities other than the Notes or providing solely for the terms of any Notes or for a change deemed immaterial in the reasonable opinion of the Agents), (ii) the Prospectus is supplemented to create a Prospectus Supplement, (iii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal, or
(iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company and MCN shall furnish to or cause to be furnished forthwith to each Agent a written opinion of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary of MCN, and Vice President, General Counsel and Secretary of the Company to the effect set forth in Sections 4(b) but modified as necessary to relate to the Registration Statement and the Prospectus Supplement as amended and supplemented to the time of delivery of such opinion. Any such opinion shall be dated the date of the effectiveness of such amendment, the date of filing of such supplement or materials or the date of such sale, as the case may be, in form and substance satisfactory to each Agent. In lieu of such opinion, such counsel may furnish to each Agent a letter to the effect that each Agent may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus or the Prospectus Supplement (as the case may be), as amended and supplemented at the date of delivery of such letter).

              (d) Each time that (i) the Registration Statement or the Prospectus Supplement is amended or supplemented to set forth additional financial information or there is filed with the Commission any document incorporated by reference into the Prospectus Supplement which contains additional financial information or (ii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal, the Company and MCN shall cause Deloitte & Touche LLP, its independent auditors, forthwith to furnish each Agent with a letter, dated the date of the effectiveness of such amendment, the date of filing of such supplement or document or the date of such sale, as the case may be, in form and substance satisfactory to each Agent, of the same tenor as the portions of the letter referred to in subsections (i), (ii) and (iii) of Section 4(f), but modified to relate to the Registration Statement and Prospectus Supplement, as amended and supplemented to the date of such letter, and of the same tenor as the portions of the letter referred to in subsections (iv) and (v) of Section 4(f), with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

              7 Right of Agent Who Agreed to Purchase as Principal to Refuse to Purchase. The Company and MCN agree that any Agent who has agreed to purchase and pay for any Note as principal, shall have the right to refuse to purchase such Note if, at the date of delivery of such Note, either (a) any condition set forth in Section 4 shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries, in each case, considered as one enterprise, shall have occurred the effect of which is, in the judgment of such Agent, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note. Notwithstanding the foregoing, under no circumstances shall any such Agent have any duty or obligation to exercise the judgment permitted to be exercised under this Section 7.

              8 Indemnification and Contribution. (a) The Company and MCN will indemnify and hold harmless the Agents against any losses, claims, damages or liabilities to which the Agents may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agents for any legal or other expenses reasonably incurred, as incurred, by the Agents in connection with investigating or defending any such action or claim; provided, however, that the Company and MCN shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and MCN by the Agents expressly for use therein.

              (b) The Agents will indemnify and hold harmless the Company and MCN against any losses, claims, damages or liabilities to which the Company and MCN may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the

Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and MCN by the Agents expressly for use therein; and will reimburse the Company and MCN for any legal or other expenses reasonably incurred, as incurred, by the Company and MCN in connection with investigating or defending any such action or claim.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party shall not relieve it from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and MCN on the one hand and the Agents on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above and such indemnifying party was prejudiced in a material respect by such failure, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and MCN on the one hand and the Agents on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and MCN on the one hand and the Agents on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and MCN bear to the total commissions or discounts received by the Agents in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and MCN or the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, MCN and the Agents agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agents shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Notes purchased by or through it were sold exceeds the amount of any damages that the Agents have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              9 Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company and MCN will pay all costs and expenses incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing:

              (a The preparation, printing and filing of the Registration Statement (including all exhibits thereto) and any amendments and supplements thereto, and any Preliminary Prospectus, Prospectus or Prospectus Supplement, and any amendments or supplements thereto;

              (b   The preparation, filing and reproduction of this Agreement;

              (c   The preparation, printing, issuance and delivery of the
Notes, including fees and expenses relating to the use of book-entry notes;

              (d   The fees and disbursements of the Company's and MCN's
accountants and counsel, of the Trustee and its counsel, and of any Calculation Agent;

              (e The reasonable fees and disbursements of counsel to the Agents incurred heretofore or hereafter in connection with the offering, purchase and sale of the Notes;

              (f The qualification of the Notes under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

              (g The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus Supplement and any amendments or supplements thereto, and the delivery by the Agents of the

Prospectus Supplement and any amendments or supplements thereto in connection with solicitation or confirmations of sales of the Notes;

              (h   The preparation, printing, reproducing and delivery to the
Agents of copies of the Indenture relating to the Notes;

              (i   Any fees charged by rating agencies for the rating of the
Notes;

              (j   The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

              (k The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

              (l   Any advertising and other out-of-pocket expenses of the
Agents incurred with the approval of the Company;

              (m   The cost of providing any CUSIP or other identification
numbers for the Notes; and

              (n   The fees and expenses of any Depositary and any nominees
thereof in connection with the Notes.

              10. Termination. (a) This Agreement (excluding any Terms Agreement hereunder by an Agent to purchase Notes as principal) may be terminated for any reason, at any time either by the Company or by such Agent upon the giving of thirty days' written notice of such termination to such Agent or the Company, as the case may be.

              (b Each Terms Agreement shall be subject to termination in the absolute discretion of the Agent purchasing thereunder, immediately upon notice given to the Company and MCN prior to the close of business on the Purchase Date relating thereto (i) if there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if trading in the Common Stock of MCN has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Michigan authorities or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company or MCN as of the date of any applicable principal purchase shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or MCN, or (v) if there shall have come to the Agent's attention any facts that would cause the Agent to believe that the Prospectus Supplement, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement or a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

              (c If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except that (i) each Agent shall be entitled to any commission earned in accordance with Section 1(c) hereof, (ii) if at the time of termination (A) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (B) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(d) hereof, the provisions of Sections 8, 9, 10, 12, 13 and 15 hereof shall remain in full force and effect.

              11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other certificates of officers of the Company and MCN set forth in or made pursuant hereto or thereto will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Company or MCN or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for any of the Notes.

              12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agents, will be mailed, delivered, telecopied or telegraphed and confirmed to it at the address specified in Schedule II hereto, or, if sent to the Company or MCN, will be mailed, delivered or telegraphed and confirmed to it, at 500 Griswold Street, Detroit, Michigan 48226, attention of the Treasurer with a copy to the Secretary.

              13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Notes from the Agents.

              14. Counterparts. This Agreement may be executed in counterparts all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

              15. Governing Law; Forum. This Agreement will be governed by and construed in accordance with the laws of the State of New York. Any suit, action or proceeding brought by the Company against any Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each Agent.

                                  Very truly yours,

                                  MCN ENERGY ENTERPRISES INC.


                                 By:   /s/ Richard G.  Kennedy
                                       ------------------------
                                       Name: Richard G. Kennedy
                                       Title: Vice President

                                  MCN ENERGY GROUP INC.


                                 By:   /s/ Richard G.  Kennedy
                                       ------------------------
                                       Name: Richard G. Kennedy
                                       Title: Vice President

The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:      /s/ Scott Primrose
         ----------------------------
         Name:  Scott Primrose
         Title:  Authorized Signatory

BANC ONE CAPITAL MARKETS, INC.


By:      /s/ Katherine Kokic
         ----------------------
         Name: Katherine Kokic
         Title:  Vice President

SALOMON SMITH BARNEY INC.


By:      /s/ Paul Murphy
         -------------------------
         Name: Paul Murphy
         Title:  Managing Director

                                   SCHEDULE I

                           MCN INVESTMENT CORPORATION

                           Medium-Term Notes, Series C
                               Commission Schedule




Maturity Ranges                                          Commission Rate
--------------------------------------                   ---------------
More than 9 months to less than 1 year                       .125%

1 year to less than 18 months                                .150

18 months to less than 2 years                               .200

2 years to less than 3 years                                 .250

3 years to less than 4 years                                 .350

4 years to less than 5 years                                 .450

5 years to less than 6 years                                 .500

6 years to less than 7 years                                 .550

7 years to less than 8 years                                 .600

8 years to less than 9 years                                 .600

9 years to less than 10 years                                .600

10 years to less than 15 years                               .625

15 years to less than 20 years                               .700

20 years to 30 years                                         .750

Beyond 30 years                                              To be negotiated

                                   SCHEDULE II


                          ADDRESS FOR NOTICES TO AGENTS


Notices to Merrill Lynch & Co. shall be directed to it at:

         Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated
         World Financial Center
         North Tower, 10th Floor
         New York, New York  10281-1310
         Attn:  MTN Product Management - Scott Primrose
         Telephone:  (212) 449-7476
         Telecopy:  (212) 449-1012


Notices to Banc One Capital Markets, Inc. shall be directed to it at:

         Banc One Capital Markets, Inc.
         1 Bank One Plaza
         Suite IL1-0595
         Chicago, Illinois 60670
         Attn: Corporate Securities Structuring
         Telephone: (312) 732-8270
         Telecopy:  (312) 732-4172


Notices to Salomon Smith Barney Inc. shall be directed to it at:

         Salomon Smith Barney Inc.
         7 World Trade Center
         New York, New York 10048
         Attn: Medium-Term Note Department
         Telephone: (212) 783-5897
         Telecopy: (212) 783-2274

                                                                       EXHIBIT A



                           MCN ENERGY ENTERPRISES INC.

                            ADMINISTRATIVE PROCEDURES

                           MEDIUM-TERM NOTES, SERIES C

                               SEPTEMBER 22, 1999

        Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the "Notes") are to be offered on a continuing basis by MCN Energy Enterprises Inc, a Michigan corporation (the "Company"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc. and Salomon Smith Barney Inc. (each an "Agent" and, collectively, the "Agents"), pursuant to a Distribution Agreement dated September 22, 1999 (the "Distribution Agreement") between the Company, MCN Energy Group Inc. ("MCN") and the Agents. The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents) in which case the Agents will act as agents of the Company in soliciting Note purchases. The Notes will have the benefit of a Support Agreement dated as of September 1, 1995 between the Company and MCN.

        Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). If agreed upon by any Agent or Agents and the Company, such Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role that an Agent will perform shall apply.

        The Notes will be issued as a series of securities pursuant to an Indenture, dated as of September 1, 1995 (the "Indenture"), between the Company and Bank One Trust Company, NA, as trustee, with respect to the Notes (the "Trustee"). In accordance with the provisions of the Indenture, Bank One Trust Company, NA has been duly appointed by the Company as Transfer Agent and Paying Agent, in each case with respect to the Notes.

        A Registration Statement (the "Registration Statement", which term shall include any additional registration statements or amendments thereto filed in connection with the Notes as provided in the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

        The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser. Owners of beneficial interests in Notes issued in book-entry form will be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

                  General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                          PART I: PROCEDURES OF GENERAL
                                  APPLICABILITY


Date of Issuance/Authentication:                     Each Note will be dated as of the date of its authentication by the Trustee. Each Note shall also bear an original issue date (the "Original Issue Date"). The Original Issue Date
                                                     shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note
                                                     regardless of their dates of authentication.

Maturities:                                          Each Note will mature on a date selected by the investor or other purchaser and agreed to by the Company, or selected by the Company and agreed to by the investor or other purchaser from nine months or more from its Original Issue Date.

Registration:                                        Unless otherwise provided in the applicable Pricing
                                                     Supplement, Notes will be issued only in fully registered
                                                     form.

Denominations:                                       Unless otherwise provided in the applicable Pricing
                                                     Supplement, Notes will be issued in denominations of $1,000 or any integral multiple of $1,000 in excess thereof.

Base Rates applicable                                Unless otherwise provided in the applicable Pricing
  to Floating Rate                                   Supplement, Floating Rate Notes (except for certain Original
  Notes:                                             Issue Discount Notes) will bear interest at a rate or rates determined by reference to the CD Rate ("CD Rate Notes"), the
                                                     CMT Rate ("CMT Rate Notes"), the Commercial Paper Rate
                                                     ("Commercial Paper Rate Notes"), the Eleventh District Cost
                                                     of Funds Rate ("Cost of Funds Rate Notes"), LIBOR ("LIBOR
                                                     Notes"), the Prime Rate ("Prime Rate Notes"), the Federal
                                                     Funds Rate ("Federal Funds Rate Notes"), the Treasury Rate
                                                     ("Treasury Rate Notes"), or such other interest rate basis or formula as may be set forth in applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the
                                                     Spread and/or Spread Multiplier, if any, applicable to such
                                                     Floating Rate

                                                     Notes.

Redemption/Repayment:                                The Notes will be subject to repayment at the option of the
                                                     Holders thereof in accordance with the terms of the Notes on their respective Repayment Dates, if any.  Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable
                                                     Note.  If no Repayment Dates are indicated with respect to a
                                                     Note, such Note will not be repayable at the option of the
                                                     Holder prior to its Stated Maturity.

                                                     The Notes will be subject to redemption by the Company on and after their respective Redemption Dates, if any. Redemption
                                                     Dates, if any, will be fixed at the time of sale and set
                                                     forth in the applicable Pricing Supplement and in the
                                                     applicable Note. If no Redemption Dates are indicated with respect to a Note, such Note will not be redeemable prior to its Stated Maturity.

Calculation of                                       In case of Fixed Rate Notes, interest (including payments for
  Interest:                                          partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                                                     The interest rate on each Floating Rate Note will be
                                                     calculated by reference to the specified Base Rate or Rates in either case plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if
                                                     any.

                                                     Unless otherwise provided in the applicable Pricing
                                                     Supplement, interest on each Floating Rate Note will be
                                                     calculated by multiplying its face amount by an accrued
                                                     interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the
                                                     period for which accrued interest is being calculated.

                                                     Unless otherwise specified in the applicable Pricing
                                                     Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 in the case of CD Rate Notes,

                                                     Commercial Paper Rate Notes, Cost of Funds Rate Notes,
                                                     Federal Funds Rate Notes, LIBOR Notes or Prime Rate Notes, or
                                                     by the actual number of days in the year in the case of CMT
                                                     Rate Notes and Treasury Rate Notes. Unless otherwise
                                                     specified in an applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates applied.

Interest:                                            General.  Each Note will bear interest in accordance with its terms.  Unless otherwise provided in an applicable Pricing
                                                     Supplement, interest on each Note will accrue from the
                                                     Original Issue Date of such Note for the first interest
                                                     period and from the most recent Interest Payment Date to
                                                     which interest has been paid for all subsequent interest
                                                     periods.  Each payment of interest will include interest
                                                     accrued through the day preceding, as the case may be, the
                                                     Interest Payment Date (provided that in the case of Floating
                                                     Rate Notes which reset daily or weekly, unless otherwise
                                                     specified on the applicable Note, interest payments will
                                                     include interest accrued from and including the date of issue or from but excluding the last Record Date to which interest has been paid, as the case may be, through and including the
                                                     Record Date next preceding the related Interest Payment
                                                     Date), the Stated Maturity, any Redemption Date or any
                                                     Repayment Date (each Stated Maturity, Redemption Date or
                                                     Repayment Date is referred to herein as "Maturity").
                                                     Interest payable at Maturity will be payable to the Person to whom the principal of such Note is payable.  If an Interest
                                                     Payment Date with respect to any Fixed Rate Note falls on a day that is not a Business Day, the payment of interest
                                                     required to be made on such Interest Payment Date need not be made on such day, but may be made on the next succeeding
                                                     Business Day with the same force and effect as if made on
                                                     such Interest Payment Date and no interest shall accrue on such payment for the period from

                                                     and after such Interest Payment Date. If an Interest Payment
                                                     Date (other than at Maturity) with respect to any Floating
                                                     Rate Note would otherwise fall on a day that is not a
                                                     Business Day, such Interest Payment Date will be the
                                                     following day that is a Business Day, except that in the case of a LIBOR Note (or a Note for which LIBOR is an applicable
                                                     Base Rate), if such day falls in the next succeeding calendar month, such Interest Payment Date will be the preceding day that is a Business Day. If the date of Maturity of a Note is not a Business Day, the payment of principal and interest due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. For additional special
                                                     provisions relating to Floating Rate Notes, see the
                                                     Prospectus and the applicable Pricing Supplement.

                                                     Record Dates. Unless otherwise indicated in an applicable
                                                     Pricing Supplement, the Record Date with respect to any
                                                     Interest Payment Date for a Floating Rate Note shall be the date 15 calendar days (whether or not a Business Day)
                                                     preceding such Interest Payment Date. Unless otherwise
                                                     indicated in an applicable Pricing Supplement, the Record
                                                     Date with respect to any Interest Payment Date for a Fixed
                                                     Rate Note will be the date that is the 15th day (whether or not a business day) of the calendar month immediately
                                                     preceding the month in which the related Interest Payment
                                                     Date occurs.

                                                     Interest Payment Dates. Interest payments will be made on
                                                     each Interest Payment Date commencing with the first Interest
                                                     Payment Date following the Original Issue Date; provided,
                                                     however, the first payment of interest on any Note originally issued between a Record Date and an Interest Payment Date
                                                     will occur on the Interest Payment Date following the next
                                                     Record Date.

                                                     Fixed Rate Notes. Unless otherwise provided in an applicable
                                                     Fixed Rate Note, interest payments on Fixed Rate Notes will be made semiannually on

                                                     March 1 and September 1 of each year and at Maturity.


                                                     Floating Rate Notes.  Interest payments on Floating Rate
                                                     Notes will be made as specified in the related Floating Rate
                                                     Note and Pricing Supplement.


  Acceptance and                                     If agreed upon by any Agent and the Company, such Agent
  Rejection of Offers                                acting solely as agent for the Company and not as principal
  from Solicitation                                  will solicit purchases of the Notes.  Each Agent will
  as Agents:                                         communicate to the Company, orally or in writing, each
                                                     reasonable offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such
                                                     Agent. Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a
                                                     whole or in part, and any such rejection is not deemed a
                                                     breach of the Agent's agreement contained in the Distribution
                                                     Agreement. The Company has the sole right to accept or reject any proposed purchase of the Notes, in whole or in part, and any such rejection is not deemed a breach of the Company's agreement contained in the Distribution Agreement. Each Agent has agreed to make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to
                                                     purchase Notes has been solicited by such Agent and accepted by the Company.


Preparation of                                       If any offer to purchase a Note is accepted by the Company,
 Pricing Supplement:                                 the Company will promptly prepare a Pricing Supplement
                                                     reflecting the terms of such Note and will arrange to file it with the Commission in accordance with Rule 424 under the
                                                     Securities Act of 1933, as amended. Information to be
                                                     included in the Pricing Supplement shall include:

                                                     1. the name of the Company;

                                                     2. the title of the securities, including series designation, if any;

                                                     3. the date of the Pricing Supplement and the dates of
                                                        the Prospectus and Prospectus

                                                     Supplement to which the Pricing Supplement relates;

                                                     4.  the name of the Offering Agent (as hereinafter defined);

                                                     5.  whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the
                                                         Offering Agent acting as agent for the Company;

                                                     6.  with respect to Notes sold to the Offering Agent as
                                                         principal, whether such Notes will be resold by the
                                                         Offering Agent to investors and other purchasers (i) at a
                                                         fixed public offering price of a specified percentage of
                                                         their Principal Amount, (ii) at varying prices related to
                                                         prevailing market prices at the time of resale to be
                                                         determined by the Offering Agent or (iii) at 100% of their
                                                         Principal Amount;

                                                     7.  with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Company, whether such Notes will be sold at (i) 100% of their
                                                         Principal Amount or (ii) at a specified percentage of their
                                                         Principal Amount;

                                                     8.  the Offering Agent's commission or underwriting discount;

                                                     9.  net proceeds to the Company;

                                                     10. the Principal Amount, Original Issue Date, Stated Maturity,
                                                         Initial Redemption Date, if any, Initial Redemption
                                                         Percentage, if any, Annual Redemption Percentage Reduction,
                                                         if any, and Optional Repayment Date or Dates, if any, and,
                                                         in the case of Fixed Rate Notes, the Interest Rate, the
                                                         Interest Payment Date or Dates (if other than March 1 and
                                                         September 1 of each year) and the Record Date or Dates (if other than February

                                                     15 and August 15 of each year), and, in the case of Floating
                                                     Rate Notes, the Base Rate or Rates, the Index Maturity (if
                                                     applicable), the Initial Interest Rate, the Maximum Interest
                                                     Rate, if any, the Minimum Interest Rate, if any, the Interest
                                                     Payment Date or Dates, the Record Date or Dates, the Interest
                                                     Reset Date or Dates, the Spread and/or Spread Multiplier, if
                                                     any, and the Calculation Agent;

                                                     11. the information with respect to the terms of the Notes set forth below (whether or not the applicable Note is a
                                                         Book-Entry Note or a Certificated Note) under "Procedures
                                                         for Notes Issued in Book-Entry Form -- Settlement
                                                         Procedures", Part A, items 1, 2, 6, 7 and 8; and

                                                     12. any other provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in
                                                         the Prospectus or Pricing Supplement.

                                                     One copy of such filed document will be sent by telecopy, or overnight, express or special delivery (for delivery as soon as practicable following the sale, but in no event later than
                                                     11:00 a.m. on the Business Day following the applicable sale date) to the Agent which made or presented the offer to
                                                     purchase the applicable Note (in such capacity, the "Offering
                                                     Agent") and the Trustee at the following applicable address:
                                                     if to Merrill Lynch & Co. via overnight, express or special delivery packages only, to:  Tritech Services, # 4 Corporate
                                                     Place, Corporate Park 287, Piscataway, New Jersey 08854,
                                                     Attention: Prospectus Operations, telephone: (908) 885-6526, telecopier: (908) 878-9815; if to Merrill Lynch & Co. via all
                                                     other types of deliveries, to: Tritech Services, # 4
                                                     Corporate Place, Corporate Park 287, Piscataway, New Jersey
                                                     08854, Attention: Prospectus Operations, telephone: (908)
                                                     885-6526, telecopier: (908) 878-9815; if to Banc One Capital
                                                     Markets, Inc. to: Banc One Capital

                                                     Markets, Inc., 1 Bank One Plaza, Suite IL1-0595, Chicago,
                                                     Illinois 60670, Attention: Corporate Securities Structuring,
                                                     telephone: (312) 732-8270, telecopier: (312) 732-4172; if to
                                                     Salomon Smith Barney Inc. to: Salomon Smith Barney Inc.,
                                                     Brooklyn Army Terminal, 140 58th Street, 5th Floor, Brooklyn,
                                                     New York 11220, Attention: Diane Graham, telephone: (718)
                                                     765-6736, telecopier: (718) 765-6734; and if to the Trustee, to: Bank One Trust Company, NA, 611 Woodward Avenue, Detroit,
                                                     Michigan 48226, Attention: Ernest Peck, telephone: (313)
                                                     225-2025, telecopier: (313) 225-3420. For record keeping
                                                     purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to Merrill Lynch & Co.,
                                                     Merrill Lynch, Pierce, Fenner & Smith Incorporated, World
                                                     Financial Center, North Tower, 10th Floor, New York, New York
                                                     10281-1310, Attention: MTN Product Management - Scott
                                                     Primrose, telephone: (212) 449-7476, telecopier: (212)
                                                     449-1012; Banc One Capital Markets, Inc., 1 Bank One Plaza,
                                                     Suite IL1-0595, Chicago, Illinois 60670, Attention: Corporate
                                                     Securities Structuring, telephone: (312) 732-8270,
                                                     telecopier: (312) 732-4172; and Salomon Smith Barney Inc., 7
                                                     World Trade Center, New York, New York 10048, Attention:
                                                     Medium-Term Note Department, telephone: (212) 783-5897,
                                                     telecopier: (212) 783-2274. One copy of each such Pricing
                                                     Supplement shall also be mailed or telecopied to the Agents'
                                                     counsel at LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West
                                                     55th Street, New York, New York 10019-5389, Attention:
                                                     William S. Lamb, Esq., telephone: (212) 424-8170, telecopier:
                                                     (212) 424-8500.

                                                     Outdated Pricing Supplements, and the supplemented
                                                     Prospectuses to which they are attached (other than those
                                                     retained for files) will be destroyed.

Settlement:                                          The receipt of immediately available funds by the Company in payment for a Note and the authentication and delivery of
                                                     such Note shall, with


                                                     respect to such Note, constitute "settlement". Offers
                                                     accepted by the Company will be settled in three Business
                                                     Days, unless the purchaser and the Company agree to
                                                     settlement on another day to the extent permitted by Rule
                                                     15c6-1 under the Securities Exchange Act of 1934 (the
                                                     "Exchange Act"), pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement
                                                     Procedures" with respect to Book-Entry Notes and Certificated
                                                     Notes, respectively (each such date fixed for settlement is hereinafter referred to as a "Settlement Date"). If
                                                     procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable "Settlement
                                                     Procedures Timetable", such offer shall not be settled until the Business Day following the completion of settlement
                                                     procedures A and B or such later date as the purchaser and the Company shall agree to the extent permitted by Rule
                                                     15c6-1 the Exchange Act.

                                                     The foregoing settlement procedures may be modified, with
                                                     respect to any purchase of Notes by an Agent as principal, if so agreed by the Company and such Agent.




Procedure for Changing                               When a decision has been reached to change the interest rate
Rates or Other                                       or any other variable term on any Notes being sold by the
Variable Terms:                                      Company, the Company will promptly advise the Agents and the
                                                     Trustee by facsimile transmission and the Agents will
                                                     forthwith suspend solicitation of offers to purchase such
                                                     Notes. The Agents will telephone the Company with
                                                     recommendations as to the changed interest rates or other
                                                     variable terms. At such time as the Company advises the
                                                     Agents and the Trustee by facsimile transmission of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such
                                                     time only "indications of interest" may be

                                                     recorded. Immediately after acceptance by the Company of an offer to purchase Notes at a new interest rate or new
                                                     variable term, the Company, the Offering Agent and the
                                                     Trustee shall follow the procedures set forth under the
                                                     applicable "Settlement Procedures".


Suspension of                                        The Company may instruct the Agents to suspend solicitation
  Solicitation;                                      of offers to purchase Notes at any time.  Upon receipt of
  Amendment or                                       such instructions, the Agents will forthwith suspend
  Supplement:                                        solicitation of offers to purchase from the Company until
                                                     such time as the Company has advised them that solicitation of offers to purchase may be resumed.  If the Company decides to amend or supplement the Registration Statement or the
                                                     Prospectus (other than to establish or change interest rates, maturities, prices or other similar variable terms with
                                                     respect to the Notes), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement.  One copy of such filed
                                                     document, along with a copy of the cover letter sent to the
                                                     Commission, will be delivered or mailed to the Agents, their counsel and the Trustee at the following respective
                                                     addresses:  to Merrill Lynch & Co. at MTN Product Management,
                                                     Merrill Lynch & Co., Merrill Lynch World Headquarters, North
                                                     Tower, World Financial Center, 10th Floor, New York, New York
                                                     10281-1310, Attention:  MTN Product Management - Scott
                                                     Primrose, telephone: (212) 449-7476, telecopier: (212)
                                                     449-1012; to Banc One Capital Markets, Inc. at 1 Bank One
                                                     Plaza, Suite IL1-0595, Chicago, Illinois 60670, Attention:
                                                     Corporate Securities Structuring, telephone:  (312) 732-8270, telecopier:  (312) 732-4172; to Salomon Smith Barney Inc. at
                                                     Brooklyn Army Terminal, 140 58th Street, 5th Floor, Brooklyn,
                                                     New York 11220, Attention: Diane Graham, telephone: (718)
                                                     765-6736, telecopier: (718) 765-6734; and the Trustee at Bank
                                                     One Trust Company, NA, 611 Woodward Avenue, Detroit, Michigan
                                                     48226, Attention: Ernest Peck, telephone: (313) 225-2025,
                                                     telecopier: (313) 225-3420.  For record keeping purposes, one copy of each such


                                                     document, as so filed, shall also be mailed or telecopied to the Agents' counsel at LeBoeuf, Lamb, Greene & MacRae,
                                                     L.L.P., 125 West 55th Street, New York, New York 10019-5389,
                                                     Attention: William S. Lamb, Esq., telephone: (212) 424-8170, telecopier: (212) 424-8500.

                                                     In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to
                                                     establish or change interest rates, maturities, prices or
                                                     other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Agents and the Trustee whether such
                                                     offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements
                                                     which may be made in the event that the Company determines that such offers may not be settled or that copies of such
                                                     Prospectus may not be so delivered.

Delivery of Prospectus                               A copy of the most recent Prospectus and applicable Pricing
  and applicable                                     Supplement must accompany or precede the earlier of (a) the
  Pricing Supplement:                                written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.


Authenticity of                                      The Agents will have no obligations or liability to the
  Signatures:                                        Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated                               The Company shall supply the Agents with an adequate supply
  by Reference:                                      of all documents incorporated by reference in the
                                                     Registration Statement.

Business Day:                                        As used herein, "Business Day" means, unless

                                                     otherwise specified in the applicable Pricing Supplement, any day other than a Saturday or Sunday which is not a day on
                                                     which banking institutions or trust companies in The City of
                                                     New York are authorized or required by law or regulation or executive order to close and, with respect to Notes as to
                                                     which LIBOR is an applicable Interest Rate Basis, is also a
                                                     London Business Day. As used herein, "London Business Day"
                                                     means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.



                    PART II: PROCEDURES FOR NOTES ISSUED
                            IN BOOK-ENTRY FORM


                  In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated September 22, 1999, and a Certificate Agreement, dated May 26, 1989, as amended on September 17, 1999, between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                            All Fixed Rate Notes issued in book-entry form having the
                                                     same Original Issue Date, Interest Rate, Day Count
                                                     Convention, redemption and/or repayment terms, if any, and
                                                     Stated Maturity (collectively, the "Fixed Rate Terms") will be represented initially by a single global security in fully registered form without coupons (each, a "Book-Entry Note");
                                                     and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, formula for the calculation of interest, and specifying the Base Rate, which may be the CD
                                                     Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh
                                                     District Cost of Funds Rate, the Federal Funds Rate, LIBOR,
                                                     the Prime Rate or the Treasury Rate or any other interest
                                                     rate basis or formula set forth by the Company, Initial
                                                     Interest Rate, Index Maturity, Spread and/or Spread

                                                     Multiplier, if any, Minimum Interest Rate, if any, Maximum
                                                     Interest Rate, if any, redemption and/or repayment terms, if any, and Stated Maturity (collectively, "Floating Rate
                                                     Terms") will be represented initially by a single Book-Entry
                                                     Note.

                                                     Each Book-Entry Note will be dated and issued as of the date of its authentication by the Trustee. The date from which
                                                     interest will begin to accrue with respect to each Book-Entry
                                                     Note will be (a) with respect to an original Book-Entry Note
                                                     (or any portion thereof), its Original Issue Date and (b)
                                                     with respect to any Book-Entry Note (or portion thereof)
                                                     issued subsequently upon exchange of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or
                                                     Notes (or if no such payment or provision has been made, the
                                                     Original Issue Date of the predecessor Book-Entry Note or
                                                     Notes), regardless of the date of authentication of such
                                                     subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Note issued in certificated form.

                                                     For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the
                                                     applicable Pricing Supplement.

                                                     Except as provided in the Prospectus, no owner of a
                                                     beneficial interest in a Book-Entry Note shall be entitled to receive any Note issued in certificated form with respect to such beneficial interest.

Identification:                                      The Company has arranged with the CUSIP Service Bureau of
                                                     Standard & Poor's Corporation (the "CUSIP Service Bureau")
                                                     for the reservation of one series of CUSIP numbers, which
                                                     series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Book-Entry Notes and the
                                                     Company has delivered to each of the Trustee and DTC such
                                                     list of such CUSIP numbers.  The Company will assign CUSIP numbers to Book-Entry Notes as described below under

                                                     Settlement Procedure B.  DTC will notify the CUSIP Service
                                                     Bureau periodically of the CUSIP numbers that the Company has assigned to Book-Entry Notes.  The Trustee will notify the
                                                     Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it
                                                     deems necessary, the Company will reserve and obtain
                                                     additional CUSIP numbers for assignment to Book-Entry Notes.
                                                     Upon obtaining such additional CUSIP numbers, the Company
                                                     will deliver a list of such additional numbers to the Trustee and DTC.  Book-Entry Notes having an aggregate principal
                                                     amount in excess of $200,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:                                        Unless otherwise specified by DTC, each Book-Entry Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the
                                                     Indenture.  The beneficial owner of a Note issued in
                                                     book-entry form (i.e., an owner of a beneficial interest in a
                                                     Book-Entry Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more
                                                     participants in DTC (with respect to such Note issued in
                                                     book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system
                                                     maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants.  The ownership
                                                     interest of such beneficial owner in such Note issued in
                                                     book-entry form will be recorded through the records of such
                                                     Participants or through the separate records of such
                                                     Participants and one or more indirect participants in DTC.

Transfers:
                                                     Transfers of beneficial ownership interests in a Book-Entry
                                                     Note will be accomplished by book

                                                     entries made by DTC and, in turn, by Participants (and in
                                                     certain cases, one or more indirect participants in DTC)
                                                     acting on behalf of beneficial transferors and transferees of such Book-Entry Note.


Exchanges:                                           The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes outstanding on such date that represent Book-Entry Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than
                                                     Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days
                                                     after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Book-Entry Notes
                                                     shall be exchanged for a single replacement Book-Entry Note;
                                                     and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Book-Entry Note.  Upon receipt of such a notice, DTC will send to its Participants
                                                     (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.  Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry
                                                     Notes to be exchanged will no longer be valid.  On the
                                                     specified exchange date, the Trustee will exchange such
                                                     Book-Entry Notes for a single Book-Entry Note bearing the new
                                                     CUSIP number and the CUSIP numbers of the exchanged
                                                     Book-Entry Notes will, in accordance with CUSIP Service
                                                     Bureau procedures, be canceled and not immediately
                                                     reassigned.  Notwithstanding the foregoing, if the Book-Entry
                                                     Notes to be exchanged exceed $200,000,000 in aggregate
                                                     principal amount, one replacement Book-Entry Note will be
                                                     authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Book-Entry Notes and an
                                                     additional Book-Entry


                                                     Note or Notes will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (See
                                                     "Denominations" below).

Denominations:                                       Notes issued in book-entry form will be issued in
                                                     denominations of $1,000 and integral multiples of $1,000 in excess thereof.  Book-Entry Notes will be denominated in
                                                     principal amounts not in excess of $200,000,000.  If one or more Notes issued in book-entry form having an aggregate
                                                     principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Book-Entry
                                                     Note, then one Book-Entry Note will be issued to represent each $200,000,000 principal amount of such Note or Notes
                                                     issued in book-entry form and an additional Book-Entry Note or Notes will be issued to represent any remaining principal amount of such Note or Notes issued in book-entry form.  In such a case, each of the Book-Entry Notes representing such
                                                     Note or Notes issued in book-entry form shall be assigned the same CUSIP number.


Payments of Principal                                Payments of Interest Only.  Promptly after each Record Date,
  and Interest:                                      the Trustee will deliver to the Company and DTC a written
                                                     notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest
                                                     Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will
                                                     confirm the amount payable on each Book-Entry Note on such
                                                     Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. On such Interest
                                                     Payment Date, the Company will pay to the Trustee in
                                                     immediately available funds an amount sufficient to pay the interest then due and owing, and upon receipt of such funds from the Company, the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of
                                                     Payment".

                                                     Notice of Interest Payments and Record Dates.



                                                     Promptly after each Interest Determination Date for Floating
                                                     Rate Notes issued in book-entry form, the Trustee will notify each of Moody's Investors Services, Inc. and Standard &
                                                     Poor's Corporation of the interest rates determined on such
                                                     Interest Determination Date.

                                                     Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry Note maturing either at Stated
                                                     Maturity, on a Redemption Date in, or for which an Option to
                                                     Elect Repayment has been received with respect to, the
                                                     following month. The Trustee, the Company and DTC will
                                                     confirm the amounts of such principal, premium, if any, and interest payments with respect to a Book-Entry Note on or
                                                     about the fifth Business Day preceding the Maturity of such
                                                     Book-Entry Note. At such Maturity, the Company will pay to the Trustee in immediately available funds an amount
                                                     sufficient to make such Maturity payment, and upon receipt of such funds the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel such Book-Entry Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written
                                                     statement indicating the total principal amount of
                                                     outstanding Book-Entry Notes as of the close of business on the immediately preceding Business Day.

                                                     Manner of Payment. The total amount of any principal,
                                                     premium, if any, and interest due on Book-Entry Notes on any
                                                     Interest Payment Date or at Maturity shall be paid by the
                                                     Company to the Trustee in funds available for use by the
                                                     Trustee no later than 1:00 p.m., New York City time, on such date. The Company will make such payment on such Book-Entry
                                                     Notes to an account specified by the Trustee. Upon receipt of such funds, the Trustee will pay by separate wire transfer
                                                     (using Fedwire message entry instructions in a form
                                                     previously specified by DTC) to an account at the Federal
                                                     Reserve Bank of New York previously specified by DTC, in
                                                     funds available for immediate use by DTC, each payment of
                                                     interest, principal and premium, if any, due on a Book-Entry
                                                     Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the
                                                     respective Participants in whose names such Notes are
                                                     recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal of,
                                                     premium, if any, or interest on, the Book-Entry Notes to such
                                                     Participants.

                                                     Withholding Taxes. The amount of any taxes required under
                                                     applicable law to be withheld from any interest payment on a
                                                     Note will be determined and withheld by the Participant,
                                                     indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.


Settlement                                           Settlement Procedures with regard to each Note in book-entry
  Procedures:                                        form purchased by each Agent, as principal, or sold by each
                                                     Agent, as agent of the Company, will be as follows:

                                                     A. The Offering Agent will advise the Company by telephone, confirmed by facsimile, of the following Settlement
                                                     information:

                                                              1.       Principal Amount of the Note.

                                                              2.       (a)      Fixed Rate Notes:

                                                                                (i)      Interest Rate; and

                                                                                (ii)     Interest Payment Dates.

                                                                       (b)      Floating Rate Notes:

                                                                                (i)      Base Rate or Rates;

                                                                                (ii)     Initial Interest Rate;

                                                                                (iii)    Spread and/or Spread
                                                                                         Multiplier, if any;

                                                                                (iv)     Interest Reset Date or
                                                                                         Dates;

                                                                                (v)      Interest Reset Period;

                                                                                (vi)     Interest Payment Dates;

                                                                                (vii)    Record Dates;

                                                                                (viii)   Index Maturity;

                                                                                (ix)     Maximum and Minimum
                                                                                         Interest Rates, if any;
                                                                                         and
                                                                                (x)      Calculation Agent.

                                                     3. Price to public, if any, of the Note (or whether the Note is being offered at varying prices relating to prevailing
                                                     market prices at time of resale as determined by the Offering
                                                     Agent).

                                                     4. Sale Date.

                                                     5. Settlement Date (Original Issue Date).

                                                     6. Stated Maturity.


                                                     7. Redemption provisions, if any, including: Initial
                                                     Redemption Date, Initial Redemption Percentage and Annual
                                                     Redemption Percentage Reduction.

                                                     8. Optional Repayment Date(s), if any.

                                                     9. Net proceeds to the Company.

                                                     10. The Offering Agent's commission or underwriting discount.

                                                     11. Whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the
                                                     Offering Agent acting as agent for the Company.

                                                     12. Whether such Note is being issued with Original Issue
                                                     Discount and the terms thereof.

                                                     13. Such other information specified with respect to the
                                                     Notes (whether by Addendum or otherwise).

                                           B.        The Company will assign a CUSIP number to the Book-Entry
                                                     Note representing such Note and then advise the Trustee by facsimile transmission or other electronic transmission of the above settlement information received from the Offering
                                                     Agent, such CUSIP number and the name of the Offering Agent.

                                           C.        The Trustee will communicate to DTC and the Offering Agent through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information:

                                                     1. The information set forth in the Settlement Procedure A.

                                                     2. Identification numbers of the participant accounts
                                                     maintained by DTC on behalf of the Trustee and the Offering
                                                     Agent.

                                                     3. Identification of the Book-Entry Note as a Fixed Rate
                                                     Book-Entry Note or Floating Rate Book-Entry Note.

                                                     4. Initial Interest Payment Date for such Note, number of
                                                     days by which such date succeeds the related Record Date for
                                                     DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the
                                                     amount of interest payable on such Interest Payment Date
                                                     (which amount shall have been confirmed by the Trustee).

                                                     5. CUSIP number of the Book-Entry Note representing such
                                                     Note.

                                                     6. Whether such Book-Entry Note represents any other Notes issued or to be issued in book-entry form.

                                                     DTC will arrange for each pending deposit message described above to be transmitted to Standard & Poor's Corporation,
                                                     which will use the information in the message to include
                                                     certain terms of the related Book-Entry Note in the
                                                     appropriate daily bond report published by Standard & Poor's
                                                     Corporation.

                                                     D. The Trustee will complete and authenticate the Book-Entry
                                                     Note representing such Note.

                                                     E. DTC will credit such Note to the participant



                                                              account of the Trustee maintained by DTC.

                                                     F.       The Trustee will enter an SDFS deliver order through
                                                              DTC's Participant Terminal System instructing DTC
                                                              (i) to debit such Note to the Trustee's participant
                                                              account and credit such Note to the participant
                                                              account of the Offering Agent maintained by DTC and
                                                              (ii) to debit the settlement account of the Offering
                                                              Agent and credit the settlement account of the
                                                              Trustee maintained by DTC, in an amount equal to the
                                                              price of such Note less such Offering Agent's
                                                              discount or underwriting commission, as applicable.
                                                              Any entry of such a deliver order shall be deemed to
                                                              constitute a representation and warranty by the
                                                              Trustee to DTC that (i) the Book-Entry Note
                                                              representing such Note has been issued and
                                                              authenticated and (ii) the Trustee is holding such
                                                              Book-Entry Note pursuant to the Certificate
                                                              Agreement.

                                                     G.       In the case of Notes sold through the Offering
                                                              Agent, as agent, the Offering Agent will enter an
                                                              SDFS deliver order through DTC's Participant
                                                              Terminal System instructing DTC (i) to debit such
                                                              Note to the Offering Agent's participant account and
                                                              credit such Note to the participant account of the
                                                              Participants maintained by DTC and (ii) to debit the
                                                              settlement accounts of such Participants and credit
                                                              the settlement account of the Offering Agent
                                                              maintained by DTC in an amount equal to the initial
                                                              public offering price of such Note.

                                                     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the
                                                     Settlement Date.

                                                     I. Upon receipt, the Trustee will pay the Company, by wire transfer of immediately

                                                     available funds to an account specified by the Company to the
                                                     Trustee from time to time, in the amount transferred to the
                                                     Trustee in accordance with Settlement Procedure F.

                                               J.    The Trustee will send a copy of the Book-Entry Note by
                                                     first class mail to the Company together with a statement
                                                     setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such
                                                     transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                                               K.    If the Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the
                                                     Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a
                                                     written confirmation to such investor or other purchaser.


Settlement Procedures                                For offers to purchase Notes accepted by the Company for
  Timetable:                                         settlement on the first Business Day after the sale date,
                                                     Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the
                                                     respective times (New York City time) set forth below:



                                                     SETTLEMENT
                                                     PROCEDURE                           TIME
                                                     ---------                           ----

                                                     A                 11:00 a.m. on the sale date
                                                     B                 As soon as practicable following the sale,
                                                                       but in no event later than 12:00 noon on
                                                                       the sale date
                                                     C                 As soon as practicable following the sale,
                                                                       but in no event later than 2:00 p.m. on the
                                                                       sale date

                                                     D                 9:00 a.m. on Settlement Date
                                                     E                 10:00 a.m.on Settlement Date
                                                     F-G               No later than 2:00 p.m. on
                                                                       Settlement Date
                                                     H-I               4:45 p.m. on Settlement Date
                                                     J-K               5:00 p.m. on Settlement Date

                                                     If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures A, B, and C may, if
                                                     necessary, be completed at any time prior to the specified times on the first Business Day after such sale date.
                                                     Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                                     If settlement of a Note issued in book-entry form is
                                                     rescheduled or canceled, the Trustee will deliver to DTC,
                                                     through DTC's Participant Terminal System, a cancellation
                                                     message to such effect by no later than 2:00 p.m., New York
                                                     City time, on the Business Day immediately preceding the
                                                     scheduled Settlement Date.


Failure to Settle:                                   If the Trustee fails to enter an SDFS deliver order with
                                                     respect to a Book-Entry Note issued in book-entry form
                                                     pursuant to Settlement Procedure F, the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit
                                                     such Note to the participant account of the Trustee
                                                     maintained at DTC.  DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited.  If
                                                     withdrawal messages are processed with respect to all the
                                                     Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note "canceled", make appropriate entries in its records and send certification of destruction of such
                                                     canceled Book-Entry Note to the Company.  The


                                                     CUSIP number assigned to such Book-Entry Note shall, in
                                                     accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such
                                                     Book-Entry Note for two Book-Entry Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be canceled immediately after
                                                     issuance, and the other of which shall represent the other
                                                     Notes previously represented by the surrendered Book-Entry
                                                     Note and shall bear the CUSIP number of the surrendered
                                                     Book-Entry Note.

                                                     In the case of any Note sold through the Offering Agent, as agent, if the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial investor or other purchaser thereof (or a
                                                     person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such
                                                     Participants and, in turn, the related Offering Agent may
                                                     enter SDFS deliver orders through DTC's Participant Terminal
                                                     System reversing the orders entered pursuant to Settlement
                                                     Procedures F and G, respectively. Thereafter, the Trustee
                                                     will deliver the withdrawal message and take the related
                                                     actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations
                                                     hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                                     Notwithstanding the foregoing, upon any failure to settle
                                                     with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in
                                                     effect. In the event of a failure to settle with respect to a
                                                     Note that was to have been represented by a Book-Entry Note also representing other Notes, the Trustee will provide,


                                                     in accordance with Settlement Procedure D, for the
                                                     authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.



                                       PART III: PROCEDURES FOR NOTES ISSUED
                                               IN CERTIFICATED FORM







Denominations:                                       The Certificated Notes will be issued in denominations of
                                                     $1,000 and integral multiples of $1,000 in excess thereof.


Payments of Principal                                Upon presentment and delivery of the Certificated Note, the
  and Interest:                                      Trustee upon receipt of immediately available funds from the
                                                     Company will pay the principal amount of each Certificated
                                                     Note at Maturity and the final installment of interest in
                                                     immediately available funds. All interest payments on a
                                                     Certificated Note, other than interest due at Maturity, will be made at the Corporate Trust Office of the Trustee or, at the option of the Company, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register or by wire transfer of
                                                     immediately available funds if appropriate wire transfer
                                                     instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment
                                                     Date.

                                                     The Trustee will provide monthly to the Company a list of the principal, premium, if any, and interest to be paid on
                                                     Certificated Notes maturing in the next succeeding month. The
                                                     Trustee will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved
                                                     from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                                                     Certificated Notes presented to the Trustee at Maturity for payment will be canceled by the Trustee. All canceled
                                                     Certificated Notes held by the Trustee shall be destroyed, and the Trustee shall


                                                     furnish to the Company a certificate with respect to such
                                                     destruction.






Settlement                                           Settlement Procedures with regard to each Certificated Note
 Procedures:                                         purchased by any Agent, as principal, or through any Agent, as agent, shall be as follows:

                                                     A.        The Offering Agent will advise the Company by
                                                               telephone of the following Settlement information
                                                               with regard to each Note:

                                                               1       Exact name in which the Certificated
                                                                       Note(s) is to be registered (the
                                                                       "Registered Owner").

                                                               2       Exact address or addresses of the
                                                                       Registered Owner for delivery, notices and
                                                                       payments of principal and interest.

                                                               3       Taxpayer identification number of the
                                                                       Registered Owner.

                                                               4       Principal Amount of the Certificated Note.

                                                               5       Denomination of the Certificated Note.

                                                               6       (a) Fixed Rate Notes:

                                                                                (i)      Interest Rate; and

                                                                                (ii)     Interest Payment Dates.

                                                                       (b) Floating Rate Notes:

                                                                                (i)      Base Rate or Rates;

                                                                                (ii)     Initial Interest Rate;


                                                                                (iii)    Spread and/or Spread
                                                                                         Multiplier, if any;

                                                                                (iv)     Interest Reset Date or
                                                                                         Dates;

                                                                                (v)      Interest Reset Period;

                                                                                (vi)     Interest Payment Dates;

                                                                                (vii)    Record Dates;

                                                                                (viii)   Index Maturity;

                                                                                (ix)     Maximum and Minimum
                                                                                         Interest Rates, if any;
                                                                                         and

                                                                                (x)      Calculation Agent.

                                                               7       Price to public of the Certificated Note
                                                                       (or whether the Note is being offered at
                                                                       varying prices relating to prevailing
                                                                       market prices at time of resale as
                                                                       determined by the Offering Agent).

                                                               8       Sale Date.

                                                               9       Settlement Date (Original Issue Date).

                                                               10      Stated Maturity.

                                                               11      Net proceeds to the Company.

                                                               12      The Offering Agent's commission or
                                                                       underwriting discount.

                                                               13      Whether such Notes are being sold to the
                                                                       Offering Agent as principal or to an
                                                                       investor or other purchaser through the
                                                                       Offering Agent acting as

                                                                       agent for the Company.

                                                               14      Redemption provisions, if any, including:
                                                                       Initial Redemption Date, Initial Redemption
                                                                       Percentage and Annual Redemption Percentage
                                                                       Reduction.

                                                               15      Optional Repayment Date(s), if any.

                                                               16      Whether such Note is being issued with
                                                                       Original Issue Discount and the terms
                                                                       thereof.

                                                               17      Such other information specified with
                                                                       respect to the Notes (whether by Addendum
                                                                       or otherwise).

                                                     B.        After receiving such settlement information
                                                               from the Offering Agent, the Company will advise the
                                                               Trustee of the above settlement information by
                                                               facsimile transmission confirmed by telephone. The
                                                               Company will prepare a Pricing Supplement to the
                                                               Prospectus and deliver copies to the Agent and will
                                                               cause the Trustee to issue, authenticate and deliver
                                                               Notes.

                                                     C.        The Trustee will complete the Certificated Note in
                                                               the form approved by the Company, the Offering Agent
                                                               and the Trustee, and will make three copies thereof
                                                               (herein called "Stub 1", "Stub 2" and "Stub 3"):

                                                               1       Certificated Note with the Offering Agent's
                                                                       confirmation, if traded on a principal
                                                                       basis, or the Offering Agent's customer
                                                                       confirmation, if traded on an agency basis.

                                                               2       Stub 1 for Trustee.

                                                               3       Stub 2 for Offering Agent.


                                                               4       Stub 3 for the Company.

                                                     D.        With respect to each sale, the Trustee will
                                                               deliver the Certificated Notes and Stub 2 thereof to
                                                               the Offering Agent at the following applicable
                                                               address: if to Merrill Lynch & Co., to Merrill Lynch
                                                               Money Market Clearance, 55 Water Street, Concourse
                                                               Level, N.S.C.C. Window, New York, New York 10041,
                                                               Attention: Syndicate Operations, telephone: (212)
                                                               558-2405, telecopier: (212) 558-2457; if to Banc One
                                                               Capital Markets, Inc., to Banc One Capital Markets,
                                                               Inc., 1 Bank One Plaza, Suite IL1-0595, Chicago,
                                                               Illinois 60670, Attention: Corporate Securities
                                                               Structuring, telephone: (312) 732-8270, telecopier:
                                                               (312) 732-4172 and if to Salomon Smith Barney Inc.,
                                                               to, DTC/New York Window, The Depository Trust
                                                               Company, Mezzanine Level, 3rd Floor, For the Account
                                                               of SSB/Salomon Brothers, 55 Water Street, New York,
                                                               New York 10001. The Trustee will keep Stub 1. The
                                                               Offering Agent will acknowledge receipt of the
                                                               Certificated Note through a broker's receipt and
                                                               will keep Stub 2. Delivery of the Certificated Note
                                                               will be made only against such acknowledgment of
                                                               receipt. Upon determination that the Certificated
                                                               Note has been authorized, delivered and completed as
                                                               aforementioned, the Offering Agent will wire the net
                                                               proceeds of the Certificated Note after deduction of
                                                               its applicable commission to the Company pursuant to
                                                               standard wire instructions given by the Company.

                                                     E.        In the case of Notes sold through the Offering Agent,
                                                               as agent, the Offering Agent will deliver the
                                                               Certificated Note (with confirmations), as well as a
                                                               copy of the Prospectus and any applicable Pricing
                                                               Supplement or Supplements received from the Trustee
                                                               to the purchaser against payment



                                                                       in immediately available funds.

                                                     F.                The Trustee will send Stub 3 to the
                                                                       Company.


Settlement                                           For offers to purchase Certificated Notes accepted by the
  Procedures                                         Company, Settlement Procedures "A" through "F" set forth
  Timetable:                                         above shall be completed as soon as possible but not later than the respective times (New York City time) set forth
                                                     below:

                                                     SETTLEMENT
                                                     PROCEDURE                           TIME
                                                     ----------                          ----

                                                     A            11:00 a.m. on the sale dateB
                                                     C-D          2:15 p.m. on Settlement Date
                                                     E            3:00 p.m. on Settlement Date
                                                     F            5:00 p.m. on Settlement Date


Failure to Settle:                                   In the case of Notes sold through the Offering Agent, as
                                                     agent, if an investor or other purchaser of a Certificated
                                                     Note from the Company shall either fail to accept delivery of or make payment for a Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the
                                                     Trustee and the Company by telephone, confirmed in writing, and return the Certificated Note to the Trustee.

                                                     The Trustee, upon receipt of the Certificated Note from the
                                                     Offering Agent, will immediately advise the Company and the
                                                     Company will promptly arrange to credit the account of the
                                                     Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Company by such
                                                     Offering Agent in settlement for the Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the
                                                     Settlement Date; provided that the Company has received
                                                     notice on the same day. If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution
                                                     Agreement, the Company will reimburse such Offering Agent for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the
                                                     failure occurred, the Trustee will cancel and destroy the
                                                     Certificated Note, make appropriate entries in its records to reflect the fact that the Note was never issued, and
                                                     accordingly notify in writing the Company.

                                      -33-

                                                                       EXHIBIT B


                           MCN ENERGY ENTERPRISES INC.

                           Medium-Term Notes, Series C
                   Due Nine Months or more from Date of Issue

                                 TERMS AGREEMENT

                                                              September __, 1999


MCN Energy Enterprises Inc.
500 Griswold Street
Detroit, Michigan  48226

Attention:

          Subject in all respects to the terms and conditions of the Distribution Agreement dated September 22, 1999 (the "Agreement"), among you and MCN Energy Enterprises Inc. (the "Company") and MCN Energy Group Inc., the undersigned agrees to purchase the following Medium-Term Notes, Series C of the
Company:

Aggregate Principal Amount:

                                                                                Principal Amount
                           Name                                                     of Notes
                           ----                                                 ----------------
         Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated................................ $
         Banc One Capital Markets, Inc................................ $
         Salomon Smith Barney Inc..................................... $

                                                                       Total........ $
                                                                                     ===========

Interest Rate:

Interest Reset Period:

Maximum or Minimum Interest Rates:

Spread and/or Spread Multiplier:

Date of Maturity:

Interest Payment Dates:

Record Dates:

Redemption/Repayment:

Price to Public:

Purchase Price:   _____% of Principal Amount [plus accrued interest from
                  September __, 1999.]

Purchase Date and Time:

Other Provisions:

Place for Delivery of Notes and Payment Therefor:

Form:

Method of Payment:

Modification, if any, in the requirements to deliver the documents specified in
Section 6 of the Agreement:

Period during which additional debt securities of the Company may not be sold pursuant to Section 3(k) of the Agreement:

         During the period beginning from the date of this Terms Agreement and continuing to and including September __, 1999.


                                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                        INCORPORATED

                                           By: _________________________________
                                               Name:
                                               Title:

                                           BANC ONE CAPITAL MARKETS INC.


                                           By: _________________________________
                                               Name:
                                               Title:

                            SALOMON SMITH BARNEY INC.


                            By: ___________________________________
                                Name:
                                Title:

Accepted:

MCN ENERGY ENTERPRISES INC.


By: ______________________________
    Name:
    Title:














                                      -3-